PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                         STRONG MUNICIPAL INCOME FUNDS
                                 ADVISOR CLASS

                     STRONG HIGH-YIELD MUNICIPAL BOND FUND
                           STRONG MUNICIPAL BOND FUND
                  STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                     STRONG SHORT-TERM MUNICIPAL BOND FUND


              Supplement to the Prospectus dated February 29, 2000


STRONG MUNICIPAL BOND FUND
STRONG SHORT-TERM MUNICIPAL BOND FUND

Effective March 31, 2000, Mr. Lyle J. Fitterer became the manager of the Strong Municipal Bond Fund and the Strong Short-Term Municipal Bond Fund. Mr. Fitterer joined Strong in 1989 and has over six years of investment experience. He is a Chartered Financial Analyst and Certified Public Accountant. He served as an equity trader from February 1992 to February 1993 and as a fixed income research analyst/trader from February 1993 to January 1996. He served as a fixed income portfolio manager from January 1996 to December 1998 and as the Managing Director of Institutional Client Services from December 1998 to March 2000. Mr. Fitterer received his bachelors degree in Accounting from the University of North Dakota in 1989.



            The date of this Prospectus Supplement is April 7, 2000.